Exhibit 21.1
Subsidiaries of VICI Properties Inc.

Name of Entity	State or Country of Incorporation or Organization
2474322 Alberta ULC	Alberta, Canada
Biloxi Hammond, LLC	Delaware
Bluegrass Downs Property Owner LLC	Delaware
Caesars Atlantic City LLC	Delaware
Caesars Southern Indiana Propco LLC	Delaware
Cape G LLC	Delaware
Cascata LLC	Delaware
Centaur Propco LLC	Delaware
Chariot Run LLC	Delaware
Cincinnati Propco LLC	Delaware
Claudine Propco LLC	Delaware
Claudine Property Owner LLC	Delaware
Cleveland Propco LLC	Delaware
CPLV Property Owner LLC	Delaware
Expo Center Propco LLC	Delaware
Fitz Propco LLC	Delaware
Grand Bear LLC	Delaware
Grand Biloxi LLC	Delaware
Greektown Propco LLC	Delaware
Harrah’s Atlantic City LLC	Delaware
Harrah’s Bossier City LLC	Louisiana
Harrah’s Council Bluffs LLC	Delaware
Harrah’s Joliet LandCo LLC	Delaware
Harrah’s Lake Tahoe LLC	Delaware
Harrah’s Metropolis LLC	Delaware
Harrah’s New Orleans LLC	Delaware
Harrah’s Reno LLC	Delaware
Harvey’s Lake Tahoe LLC	Delaware
Horseshoe Bossier City Prop LLC	Louisiana
Horseshoe Council Bluffs LLC	Delaware
Horseshoe Tunica LLC	Delaware
Lady Luck C LLC	Delaware
Laughlin Propco LLC	Delaware
Mandalay Propco, LLC	Delaware
Mandalay Grand Holdco Venture LLC	Delaware
Margaritaville Propco LLC	Delaware
MGM Grand Propco, LLC	Delaware
MGM Springfield reDevelopment, LLC	Massachusetts
MGP Finance Co-Issuer, Inc.	Delaware
MGP JV Investco 1 LLC	Delaware
MGP JV Investco 2 LLC	Delaware
MGP JV Investco 2.5 LLC	Delaware
MGP Lessor, LLC	Delaware
MGP Lessor II, LLC	Delaware
MGP Lessor Holdings, LLC	Delaware
MGP Yonkers Realty Sub, LLC	New York
Mirage Propco LLC	Delaware
Miscellaneous Land LLC	Delaware

Miscellaneous Venetian Propco LLC	Delaware
Mountaineer CRR LLC	Delaware
New Harrah’s North Kansas City LLC	Delaware
New Horseshoe Hammond LLC	Delaware
New Laughlin Owner LLC	Delaware
New Tunica Roadhouse LLC	Delaware
Palazzo Propco LLC	Delaware
Philadelphia Propco LLC	Delaware
Propco Gulfport LLC	Delaware
Propco TRS LLC	Delaware
Pure CAN 1 LP	Delaware
Pure CAN 2 LP	Delaware
Pure CAN 3 LP	Delaware
Pure CAN 4 LP	Delaware
Pure CAN GP 1 LLC	Delaware
Pure CAN GP 2 LLC	Delaware
Pure CAN GP 3 LLC	Delaware
Pure CAN GP 4 LLC	Delaware
Pure CAN Holdco LLC	Delaware
Pure CAN Holdings GP 1 ULC	Alberta, Canada
Pure CAN Holdings GP 2 ULC	Alberta, Canada
Pure CAN Holdings GP 3 ULC	Alberta, Canada
Pure CAN Holdings GP 4 ULC	Alberta, Canada
Rio Secco LLC	Delaware
Riverview Properties 1 LLC	Delaware
Rocky Gap Propco LLC	Delaware
Thistledown Propco LLC	Delaware
Vegas Development LLC	Delaware
Vegas Operating Property LLC	Delaware
Venetian Holdco LLC	Delaware
Venetian Propco LLC	Delaware
Venetian Venue Propco LLC	Delaware
VICI Baby REIT 1 LLC	Delaware
VICI CAN Agent LLC	Delaware
VICI Golf LLC	Delaware
VICI Greenfield LLC	Delaware
VICI Lendco LLC	Delaware
VICI Note Co. Inc.	Delaware
VICI Properties 1 LLC	Delaware
VICI Properties 2 GP LLC	Delaware
VICI Properties 2 L.P.	Delaware
VICI Properties GP LLC	Delaware
VICI Properties Holdco LLC	Delaware
VICI Properties L.P.	Delaware
VICI Properties OP LLC	Delaware
VICI Revolving Lendco LLC	Delaware
Waterview Propco LLC	Delaware
WWW Propco LLC	Delaware
YRL Associates, L.P.	New York